   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 1996

                                                      REGISTRATION NO. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                       PARACELSUS HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                        CALIFORNIA                                     95-3565943
     (State or Other Jurisdiction of Incorporation or         (IRS Employer Identification
                      Organization)                                       No.)

                        515 WEST GREENS ROAD, SUITE 800
                              HOUSTON, TEXAS 77067
         (Address, Including Zip Code, of Principal Executive Offices)

           CHAMPION HEALTHCARE CORPORATION EMPLOYEE STOCK OPTION PLAN CHAMPION HEALTHCARE CORPORATION EMPLOYEE STOCK OPTION PLAN NO. 2 CHAMPION HEALTHCARE CORPORATION EMPLOYEE STOCK OPTION PLAN NO. 3
    CHAMPION HEALTHCARE CORPORATION SENIOR EXECUTIVE STOCK OPTION PLAN NO. 4 CHAMPION HEALTHCARE CORPORATION SELECTED EXECUTIVE STOCK OPTION PLAN NO. 5
          CHAMPION HEALTHCARE CORPORATION DIRECTORS' STOCK OPTION PLAN CHAMPION HEALTHCARE CORPORATION FOUNDERS' STOCK OPTION PLAN
         CHAMPION HEALTHCARE CORPORATION PHYSICIANS' STOCK OPTION PLAN AMERIHEALTH AMENDED AND RESTATED 1988 NON-QUALIFIED STOCK OPTION PLAN
                   AMERIHEALTH, INC. 1984 NON-QUALIFIED PLAN
                    AMERIHEALTH, INC. SPECIAL STOCK OPTIONS
                  CHAMPION/CARESERVICES CONVERTIBLE SECURITIES
                           (Full Title of the Plans)

                                ROBERT C. JOYNER
                       PARACELSUS HEALTHCARE CORPORATION
                        515 WEST GREENS ROAD, SUITE 800
                              HOUSTON, TEXAS 77067
                                 (713) 873-6623
 (Name, Address, Including Zip Code, and Telephone Number of Agent for Service)
                            ------------------------

                                    COPY TO:
                             THOMAS C. JANSON, JR.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                             300 SOUTH GRAND AVENUE
                                   SUITE 3400
                         LOS ANGELES, CALIFORNIA 90071
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                    PROPOSED         PROPOSED
                                                     MAXIMUM          MAXIMUM
                                                    OFFERING         AGGREGATE        AMOUNT OF
  TITLE OF SECURITIES TO BE      AMOUNT TO BE    PRICE PER SHARE  OFFERING PRICE    REGISTRATION
          REGISTERED              REGISTERED           (1)              (1)            FEE (1)
Common Stock, no stated par
 value per share..............   1,347,204(2)         $8.25         $11,114,433        $3,833

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act").

(2) Plus such additional number of shares of common stock, no stated par value, of Paracelsus Healthcare Corporation (the "Common Stock") as may be issuable pursuant to the antidilution provisions of the Plans.

- --------------------------------------------------------------------------------
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
                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

    The document(s) containing the information specified in Part I of Form S-8 have been or will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, Paracelsus Healthcare Corporation, a California corporation (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference:

    (a) Annual Report on Form 10-K for the year ended September 30, 1995;

    (b) Quarterly Reports on Form 10-Q for the periods ended December 31, 1995, March 31, 1996 and June 30, 1996;

    (c) Current Reports on Form 8-K dated December 8, 1995, April 12, 1996 and May 17, 1996; and

    (d) Prospectus dated August 13, 1996 relating to the offering of 4,600,000 shares of Common Stock, including the description of the Common Stock contained therein.

    All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document that is or is deemed to be incorporated by reference herein modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part of this registration statement, except as so modified or superseded.

ITEM 4.  DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article IV of the Company's Articles of Incorporation (Exhibit 4.1 hereto) and Article V of the Company's Bylaws (Exhibit 4.2 hereto) provide for indemnification of the Company's directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.  EXHIBITS.

 EXHIBIT NO.   DESCRIPTION
- -------------  -------------------------------------------------------------------------------------------
        4.1    Amended and Restated Articles of Incorporation of the Company.
        4.2    Amended and Restated Bylaws of the Company.
        5.1    Opinion of Skadden, Arps, Slate, Meagher & Flom regarding the legality of the securities being registered.
       23.1    Consent of Ernst & Young LLP, independent auditors.
       23.2    Consent of Coopers & Lybrand L.L.P., independent accountants.
       23.3    Consent of Skadden, Arps, Slate, Meagher & Flom (included in their opinion filed as Exhibit
               5.1).
       24.1    Power of Attorney (included on the signature page of this registration statement).

ITEM 9.  UNDERTAKINGS.

    (a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is
incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY

    Each person whose signature appears below constitutes and appoints R. J. Messenger, Charles R. Miller, James G. VanDevender and Robert C. Joyner, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement and to the registration statement on Form S-8, Commission File No. 333-10299, filed with respect to the Paracelsus Healthcare Corporation 1996 Stock Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to take such actions in, and file with the appropriate authorities in, whatever states said attorneys-in-fact and agents, and each of them, shall determine, such applications, statements, consents and other documents as may be necessary to register securities of the Company for sale, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof and the registrant hereby confers like authority on its behalf.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 19th day of September, 1996.

                                          PARACELSUS HEALTHCARE CORPORATION

                                          By         /s/ ROBERT C. JOYNER

                                             -----------------------------------
                                                      Robert C. Joyner
                                             SENIOR VICE PESIDENT, SECRETARY AND
                                                       GENERAL COUNSEL

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on September 19, 1996.

   /s/ DR. MANFRED GEORGE KRUKEMEYER
- ----------------------------------------  Chairman of the Board
     Dr. Manfred George Krukemeyer

          /s/ R. J. MESSENGER
- ----------------------------------------  Vice Chairman of the Board and
            R. J. Messenger                Chief Executive Officer (principal
           (Attorney-in-Fact)              executive officer)

         /s/ CHARLES R. MILLER
- ----------------------------------------  President, Chief Operating Officer
           Charles R. Miller               and Director (principal executive
           (Attorney-in-Fact)              officer)

        /s/ JAMES G. VANDEVENDER
- ----------------------------------------  Executive Vice President, Chief
          James G. VanDevender             Financial Officer and Director
           (Attorney-in-Fact)              (principal financial officer)

          /s/ ROBERT STARLING
- ----------------------------------------  Controller (principal accounting
            Robert Starling                officer)

         /s/ MICHAEL D. HOFMANN
- ----------------------------------------  Director
           Michael D. Hofmann

         /s/ CHRISTIAN A. LANGE
- ----------------------------------------  Director
           Christian A. Lange

          /s/ JAMES A. CONROY
- ----------------------------------------  Director
            James A. Conroy

          /s/ ANGELO R. MOZILO
- ----------------------------------------  Director
            Angelo R. Mozilo

           /s/ DARYL J. WHITE
- ----------------------------------------  Director
             Daryl J. White

                                 EXHIBIT INDEX

 EXHIBIT NO.   DESCRIPTION                                                                                      PAGE
- -------------  ---------------------------------------------------------------------------------------------  ---------
        4.1    Amended and Restated Articles of Incorporation of the Company.
        4.2    Amended and Restated Bylaws of the Company.
        5.1    Opinion of Skadden, Arps, Slate, Meagher & Flom regarding the legality of the securities being registered.
       23.1    Consent of Ernst & Young LLP, independent auditors.
       23.2    Consent of Coopers & Lybrand L.L.P., independent accountants.
       23.3    Consent of Skadden, Arps, Slate, Meagher & Flom (included in their opinion filed as Exhibit
               5.1).
       24.1    Power of Attorney (included on the signature page of this registration statement).